                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          STORAGE COMPUTER CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          STORAGE COMPUTER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 18, 1998

     You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Storage Computer Corporation (the "Company") will be held on May 18, 1998 at 2:00 p.m. at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire (Route 3, Exit 8):

     1.  To elect three (3) directors for the ensuing year.

     2. To ratify the action of the Board of Directors in appointing Richard'A. Eisner'& Company, LLP as the Company's auditors for 1998.

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 2, 1998 as the record date for the Annual Meeting. Only stockholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                             By order of the Board of Directors,

                                             THOMAS A. WOOTERS
                                             Secretary

IMPORTANT: IN ORDER TO SECURE A QUORUM AND TO AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING PERSONALLY. YOUR COOPERATION IS GREATLY APPRECIATED.

                          STORAGE COMPUTER CORPORATION

                               EXECUTIVE OFFICES
                              11 Riverside Street
                          Nashua, New Hampshire 03062

                                PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

     This proxy statement, the accompanying proxy card and annual report are being mailed by Storage Computer Corporation (the "Company") to the holders of record of the Company's outstanding shares of Common Stock, $.001 par value ("Common Stock"), commencing on or about April 10, 1998. The accompanying proxy is solicited by the Board of Directors of the Company for use at the annual meeting of stockholders to be held on May 18, 1998 (the "Annual Meeting") and at any adjournment or adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, telefax, telex, in person or otherwise, without additional compensation.

     When a proxy is returned, prior to or at the Annual Meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of directors as set forth in this Proxy Statement, FOR ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's auditors for the upcoming year, and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting. Sending in a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Secretary of the Company at any time prior to its use, by a written revocation submitted to the Secretary of the Company at the Annual Meeting, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Annual Meeting. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy.

                       VOTING SECURITIES AND RECORD DATE

     The only outstanding class of stock of the Company is its Common Stock. Each share of Common Stock is entitled to one vote per share. The Board of Directors has fixed April 2, 1998 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. On April 2, 1998, there were issued and outstanding 11,217,816 shares of Common Stock.

     The Company's Restated Certificate of Incorporation and Restated By-laws provide that a quorum shall consist of the representation in person or by proxy at the Annual Meeting of stockholders entitled to cast a majority of the votes that are entitled to be cast at the Annual Meeting. The election of directors is by plurality of the votes cast at the Annual Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Annual Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the Company's auditors for 1998 and the approval of any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

     With regard to the election of directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the directors named on the proxy and votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining the presence or absence of a quorum for the proposal on which the abstention is noted. With respect to the proposal to approve Richard A. Eisner & Company, LLP as auditors for the Company for 1998, abstentions will not be counted for or against the proposal. Broker non-votes, if any, will not be counted in determining a quorum for, or the outcome of, any proposal. A "non vote" occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect three (3) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the three (3) nominees named below, unless otherwise specified on the proxy card. All of the nominees are currently members of the Board. There are no family relationships between any directors or executive officers of the Company. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED
BELOW.

     The following are summaries of the background, business experience and description of the principal occupations of the nominees.

     THEODORE J. GOODLANDER, 54, founded the Company and has been Chairman of the Board of Directors, President and Chief Executive Officer since the Company's inception. Mr. Goodlander served as President of Cab-Tek, Inc., a computer accessories manufacturing company, from 1981 to 1991. From 1978 to 1981, he was a private investor, and from 1968 to 1978 Mr. Goodlander held various management positions at Wang Laboratories, Inc., including Vice President International and Far East Marketing Manager. Mr. Goodlander attended Syracuse University and is a graduate of the Program for Management Development at Harvard Business School.

     SHIGEHO INAOKA, 55, has been a director of the Company since September 1993. Mr. Inaoka has served as President of TechnoGraphy, Inc., a manufacturer of multimedia computer systems and an exclusive distributor of the Company's products in Japan since 1992. From 1989 to 1992, Mr. Inaoka was President and Chief Executive Officer of Sony Computer Systems, Inc. He received a business degree from Meiji University in 1967 and a Masters degree in Computer Systems Engineering from Tokyo Computer Academy in 1968.

     STEVEN S. CHEN, 52, has been a director of the Company since May, 1996. Mr. Chen is also the Executive Vice President and Chief Technology Officer of Sequent Computer Systems, Inc. Mr. Chen was previously the Founder and Senior Vice President of Chen Systems, Inc., a high performance computer server manufacturer, which was acquired by Sequent Computer Systems, Inc. in 1996. Prior to that, Mr. Chen founded Supercomputing Systems, Inc., with partial funding from IBM. He had previously been Senior Vice President of Cray Research, with responsibility for development of the Cray XMP and YMP Supercomputers.

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the Board's discretion.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board met twice during 1997. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company. It met twice during 1997. Its members are Theodore J. Goodlander, Steven S. Chen and Shigeho Inaoka. The Board also has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. It met twice during 1997. Its members are Theodore J. Goodlander, Steven S. Chen and Shigeho Inaoka. Each of the Directors other than Mr. Chen attended not fewer than 75% of the meetings of the Board and the meetings of the committees of the Board on which they serve.

DIRECTOR COMPENSATION

     Members of the Board of Directors do not receive any cash compensation for their service on the Board of Directors but are entitled to reimbursement of expenses related to attending Board of Directors meetings. The Company has compensated its directors who are not employees through the grant of stock options. Upon initial appointment, each of Messrs. Inaoka and Chen was granted an option to purchase 30,000 shares of Common Stock at the fair market value on the date of grant. Directors who are employees of the Company are not paid any additional compensation for serving as directors.

OTHER EXECUTIVE OFFICERS

     RONALD L. BECKETT, 53, has served as the Company's Vice President of Operations since 1995. Prior to being named Vice President of Operations, Mr. Beckett served as the Director of Field Service from 1994 to October of 1995 for Storage Computer. Before joining Storage Computer, he served as the Program and Business Manager at Wang Laboratories directing Worldwide MultiVendor product and service program from 1988 to 1993. He attended Washington Institute of Technology and is a graduate from Merganhaler Technical School majoring in Electronic Technology.

     JAMES C. LOUNEY, 52, has served as the Company's Chief Financial Officer and Treasurer since May 1997. Prior to joining the Company, Mr. Louney served as Chief Financial Officer at Micracor Inc., a manufacturer of high-power microchip lasers and pumps for the communications industry, from 1991 to 1997. Mr. Louney also served as Senior Vice President and Chief Financial Officer at Boston-based Computer Systems of America, Inc., a leasing and financial services company, from 1985 to 1991. Mr. Louney holds a B.S./B.A. from Boston College and is a Certified Public Accountant.

     JAMES P. NOLAN, 44, has served as the Company's Senior Vice President of Research and Development since September, 1997. From 1981 until 1993 Mr. Nolan served as Vice President of Engineering at Sequoia Systems, where he played a key role within the founding team of that fault-tolerant Unix multi-processor technology leader. From 1993 until 1997 Mr. Nolan served as Vice President of Engineering at Electronic Retailing Systems International. Mr. Nolan holds B.S. and M.S. degrees in engineering from Worcester Polytechnic Institute.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth certain information as of April 2, 1998 with respect to the voting securities of the Company owned by (1) any person (including any "group" as that term is defined in section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of a class of voting securities of the Company, (2) each director or nominee for director of the Company, (3) each of the executive officers named in the Summary Compensation Table elsewhere herein, and (4) all directors and executive officers of the Company as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any voting securities of the Company if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership thereof at any time within 60 days of April 2, 1998. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                              SHARES OF COMMON STOCK
                                                                BENEFICIALLY OWNED
                                                              ----------------------
          DIRECTORS, OFFICERS AND 5% STOCKHOLDERS              NUMBER        PERCENT
          ---------------------------------------             ---------      -------
Theodore J. Goodlander......................................  4,000,000(1)    35.11%
  c/o Storage Computer Corporation
  11 Riverside Street
  Nashua, New Hampshire 03062
Goodlander 1990 Family Trust................................  3,290,000       28.88%
  Jeanie McCready, Trustee
  c/o Storage Computer Corporation
  11 Riverside Street
  Nashua, New Hampshire 03062
Shigeho Inaoka..............................................    453,600(2)     3.98%
  2-16-7 Iwataminani
  Komae-shi
  Tokyo, Japan 182
Steven S. Chen..............................................     30,000(3)     *
  c/o Sequent Computer Systems, Inc.
  15450 S.W. Koll Parkway
  Beaverton, OR 97806
Ronald L. Beckett...........................................     26,000(4)     *
  c/o Storage Computer Corporation
  11 Riverside Street
  Nashua, New Hampshire 03062
James C. Louney.............................................     80,000(5)     *
  c/o Storage Computer Corporation
  11 Riverside Street
  Nashua, NH 03062
James P. Nolan..............................................     75,000(6)     *
  c/o Storage Computer Corporation
  11 Riverside Street
  Nashua, New Hampshire 03062
All directors and executive officers as a group(6)..........  4,664,600(7)    40.94%

---------------

  * less than 1%

(1) Does not include 3,290,000 shares of Common Stock held by the Goodlander 1990 Trust established for the exclusive benefit of Mr. Goodlander's children and as to which Mr. Goodlander exercises no voting or dispositive control and disclaims beneficial ownership.

(2) Includes 212,000 shares of Common Stock held by TechnoGraphy, Inc. for which Mr. Inaoka is an executive officer and in which he owns a controlling interest. Includes 30,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Stock Incentive Plan. Does not include 30,000 shares held by family members.

(3) Includes 30,000'shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Stock Incentive Plan.

(4) Includes 26,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(5) Includes 75,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(6) Includes 75,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(7) See footnotes(1)-(6) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on review of the copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were satisfied.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation paid or accrued by the Company for services rendered to the Company in all capacities for the fiscal years ended on the last day of December for 1997, 1996, and 1995, respectively, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during such year (collectively, "the Named Executive Officers"):

                                                                                             LONG-TERM
                                                       ANNUAL COMPENSATION                  COMPENSATION
                                                 --------------------------------   ----------------------------
                                                                                       AWARDS
                                                                                     SECURITIES
                                                                     OTHER ANNUAL    UNDERLYING/     ALL OTHER
              NAME AND                 FISCAL     SALARY     BONUS   COMPENSATION   STOCK OPTIONS   COMPENSATION
         PRINCIPAL POSITION            YEAR(1)      $          $        ($)(2)           (#)           ($)(2)
         ------------------            -------    ------     -----   ------------   -------------   ------------
Theodore J. Goodlander...............   1997     $150,000     --       --              --             --
  President and Chief                   1996     $150,000     --       --              --             --
  Executive Officer                     1995     $147,727     --       --              --             --
James C. Louney......................   1997     $ 60,007(3)  --       --              75,000(5)      --
  Chief Financial Officer               1996        --        --       --              --             --
  and Treasurer                         1995        --        --       --              --             --
James P. Nolan.......................   1997     $ 46,763(4)           --              75,000(5)      --
  Senior Vice President                 1996        --        --       --              --             --
  Research and Development              1995        --        --       --              --             --

---------------

(1) The Company's fiscal year ends on the last day of December.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the executive officer during the fiscal year ended December 31, 1997.

(3) Mr. Louney joined the Company on May 1, 1997, amount shown reflects compensation for partial year.

(4) Mr. Nolan joined the Company on September 1, 1997, amount shown reflects compensation for partial year.

(5) Includes 75,000 options at $5.00 per share.

     The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1997:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED IN-THE-MONEY
                               UNEXERCISED OPTIONS AT YEAR-END(1)            OPTIONS AT YEAR-END(2)
                               ----------------------------------      ----------------------------------
            NAME               EXERCISABLE          UNEXERCISABLE      EXERCISABLE          UNEXERCISABLE
            ----               -----------          -------------      -----------          -------------
James C. Louney..............     0                    75,000             0                    $93,750
James P. Nolan...............     0                    75,000             0                    $93,750

---------------

(1) No options were exercised during the year ended December 31, 1997 by the Named Executive Officers.

(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1997 as reported by the American Stock Exchange ($6.25) and the option exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Cab-Tek, Inc.

     SCC was spun off by Cab-Tek, Inc., a company which was owned by Mr. Goodlander and related parties, through the purchase of the related inventory and fixed assets used in connection with the development of RAID 7. These assets were in turn contributed as the initial capital of SCC. SCC subsequently purchased all of the RAID technology and the rights to all issued and pending patents and trademarks of Cab-Tek, Inc. for $10,000 plus a royalty of 3% of SCC's total net sales through March 30, 1996 (up to a cumulative maximum royalty of $5,000,000). This royalty agreement was terminated effective December 31, 1995 and no royalties are payable for any subsequent years. Royalties paid with respect to fiscal 1995 were $649,000. The royalty rate was set within the range of what management believed to be industry practice, and was substantially lower than the rate management believes it would have accepted from a non-affiliated party. The maximum royalty amount was set by management through analysis to determine an amount reasonable and fair to both parties. Among the factors considered in the analysis were the history of the related development expenses and risks, the prospects for the Company's business and earnings, and the development expenses of similar and competing companies.

  Kristiania Corp.

     SCC currently leases, as a tenant-at-will under a triple-net lease, a 35,000 sq. ft. facility which is occupied by its light manufacturing, research and development and office operations in Nashua, New Hampshire. The lease is with an affiliated entity owned by Mr. Goodlander. The Company paid annual rentals of $152,576, $187,200 and $195,600 in 1995, 1996 and 1997, respectively.

  Related Party Debt

     Since the inception of the Company, Mr. Goodlander and Cab-Tek, Inc. have made unsecured cash loans to the Company at interest rates of prime plus 1%. In December of 1994, the Cab-Tek note payable was assigned to Mr. Goodlander. The aggregate amount owing to Mr. Goodlander under his own note and the note assigned to him by Cab-Tek, Inc., at the end of fiscal years 1997, 1996 and 1995 was $710,000, $710,000 and $910,000, respectively.

           PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Richard A. Eisner'& Company, LLP as auditors of the Company for the fiscal year ending December'31, 1998 and further directed that management submit the selection of auditors for ratification by the stockholders. Richard A. Eisner & Company, LLP was the Company's auditor for the years ended December 31, 1995, 1996 and 1997.

     Representatives of Richard A. Eisner & Company, LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE CHOICE OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDED DECEMBER 31, 1998.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the Company's 1999 annual meeting of stockholders must be received at the executive offices of the Company not later than December 11, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

     As of the date of this proxy statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named in the enclosed form of proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the Annual Meeting, in their best judgment.

                             FORM 10-KSB AVAILABLE

     THE ANNUAL REPORT OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, ACCOMPANIES THIS MAILING AND IS ALSO AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, STORAGE COMPUTER CORPORATION, 11 RIVERSIDE STREET, NASHUA, NEW HAMPSHIRE 03062.

                          STORAGE COMPUTER CORPORATION
         PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS -- MAY 18, 1998
                      SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned Stockholder of Storage Computer Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints Theodore J. Goodlander and Thomas A. Wooters and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Storage Computer Corporation which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company to be held at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire on May 18, 1998 at 2:00 p.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 18, 1998, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting, or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

[X]        Please mark votes as in this example
1.         To elect three (3) Directors to serve until the next Annual Meeting of Stockholders.
           NOMINEES:
           Theodore J. Goodlander                Steven S. Chen                        Shigeho Inaoka
           [ ] FOR       [ ] WITHHELD            [ ] FOR       [ ] WITHHELD            [ ] FOR       [ ] WITHHELD

2.         To ratify the selection of Richard A. Eisner & Company, LLP as auditors for the year ending December 31, 1998.
                          [ ] FOR                             [ ] AGAINST                           [ ] ABSTAIN
MARK HERE           [ ]
FOR ADDRESS
                    ---------------------------------
CHANGE AND
                    ---------------------------------
NOTE AT RIGHT
                    ---------------------------------

THIS PROXY SHOULD BE DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHALL SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

Signature:  Date:

Signature:  Date: